                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 15, 2006
                                                          -------------

                            MILESTONE SCIENTIFIC INC.
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                   001-14053             13-3545623
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  (STATE OR OTHER JURISDICTION OF    (COMMISSION FILE        (IRS EMPLOYER
           INCORPORATION)                 NUMBER)          IDENTIFICATION NO.)

220 SOUTH ORANGE AVENUE, LIVINGSTON CORPORATE PARK, LIVINGSTON, NEW JERSEY 07034
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 535-2717
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01: NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
           STANDARD; TRANSFER OF LISTING

         On June 16, 2006, Milestone Scientific Inc. ("Milestone") issued a press release disclosing that on June 16, 2006 Milestone had received notice from the American Stock Exchange ("AMEX") that it is not in compliance with
AMEX's continued listing standards related to shareholders' equity and losses as specified in Section 1003(a)(iii) of the AMEX Company Guide, which requires
Milestone to have shareholder equity of $6,000,000. Milestone received a faxed copy of the same notice on June 15, 2006. Milestone has appealed AMEX's determination and requested a hearing before a Listing Qualification Panel. A copy of the press release is attached as Exhibit 99.1.

ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 16, 2006, Milestone also announced that Stuart Wildhorn had resigned his position as President of Milestone, effective June 30, 2006. On
June 20, 2006, Milestone's Board of Directors appointed Thomas Ronca as
President, effective June 30, 2006, in addition to his continuing duties as
Chief Operating Officer. Mr. Ronca's biographical details have been previously reported in Milestone's annual report on Form 10-KSB filed with the Securities and Exchange Commission on April 14, 2006.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS
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           (c) Exhibits:

               99.1 Press Release dated June 16, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   MILESTONE SCIENTIFIC INC.

                                   By:  /s/ Leonard Osser
                                        ------------------------------------
                                        Leonard Osser
                                        Chairman and Chief Executive Officer

Dated:  June 20, 2006